UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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ELDORADO ARTESIAN SPRINGS INC.

(Name of Registrant as Specified In Its Charter)

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ELDORADO ARTESIAN SPRINGS, INC.
1783 Dogwood Street, Louisville, CO 80027
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held August 26, 2008
To Our Shareholders:
The annual meeting of shareholders of Eldorado Artesian Springs, Inc., a Colorado corporation, will be held at 10:00 a.m., Mountain Daylight Time, on Tuesday, August 26, 2008 at the Company’s executive offices located at 1783 Dogwood Street, Louisville, Colorado 80027, and at any and all adjournments thereof, for the following purposes, all of which are more completely set forth in the accompanying proxy statement.
1. To elect five directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified;
2. To ratify the appointment of Ehrhardt Keefe Steiner & Hottman, PC, as the Company’s independent registered public accountants for the fiscal year ending March 31, 2009;
3. To approve the 2008 Incentive Stock Plan; and
4. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.
All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on July 9, 2008 as fixed by action of the Board of Directors, will be entitled to notice of, and to vote at, the meeting or at any and all adjournments thereof.
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INSURE YOUR REPRESENTATION AND A QUORUM AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. Your prompt return of your proxy will not prevent you from voting in person, should you so desire, but will help assure a quorum and avoid added solicitation costs. Your proxy may be revoked at any time before it is voted.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Kevin M. Sipple
Kevin M. Sipple, Secretary
Louisville, Colorado
July 28, 2008

ELDORADO ARTESIAN SPRINGS, INC.
1783 Dogwood Street, Louisville, CO 80027
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 26, 2008
SOLICITATION OF PROXIES
This proxy statement, together with the accompanying proxy card, is furnished in connection with the Board of Directors’ solicitation of proxies for use at the annual meeting of shareholders of Eldorado Artesian Springs, Inc. (the “Company”), to be held at 10:00 a.m., Mountain Daylight Time, on Tuesday, August 26, 2008, at the Company’s executive offices located at 1783 Dogwood Street, Louisville, Colorado 80027, and at any and all adjournments thereof. It is anticipated that this proxy statement and the accompanying proxy card will be mailed to the Company’s shareholders on or about July 28, 2008. Any shareholder who executes and returns a proxy may revoke it by delivering a written revocation to the offices of the Company at any time before such proxy is voted at the meeting; by submitting a later dated proxy; or by casting a ballot in person at the meeting.
The cost of solicitation of proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred by them in sending proxy material to the beneficial owners of stock. Brokerage houses, custodians, nominees and fiduciaries are requested to vote directly proxies held for their beneficial owners. In addition to solicitation by mail, certain directors, officers and regular employees of the Company may solicit proxies by telephone. No additional remuneration will be paid for such solicitation.
SHARES OUTSTANDING AND VOTING RIGHTS
The Board of Directors has fixed the close of business on July 9, 2008, as the record date for determining the holders of the Company’s $0.001 par value common stock who will be entitled to notice of and to vote at the meeting. On July 9, 2008, the Company had issued and outstanding 6,696,481 shares of the Company’s $0.001 par value Common Stock. Holders of the Company’s common stock are entitled to one vote for each share owned of record. None of the matters to be presented at the meeting will entitle any shareholder to dissenters’ rights. The presence in person or by proxy of the holders of a majority of the shares outstanding and entitled to vote at the meeting shall constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If a shareholder submits a properly executed proxy card, even if the shareholder abstains from voting, the shareholder’s shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting. For the election of directors, the five nominees receiving the most “FOR” votes (from the holders of votes of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. The proposals to ratify the Company’s auditors and to approve the 2008 Incentive Stock Plan must receive “FOR” votes from the holders of a majority of shares present and entitled to vote either in person or by proxy.

A vote withheld for a nominee in the election of directors will have the same effect as a vote against the nominee. For purposes of determining whether any of the other proposals has received the requisite vote, where a shareholder abstains from voting, it will have the same effect as a vote against the proposal. In tabulating the voting results for any of the proposals expected to be presented at the meeting, shares that constitute “broker non-votes” will not be included in the vote totals, and therefore will have no effect on the outcome of the vote of any of the proposals. If a quorum is not present at the meeting, a vote for adjournment will be taken among the shareholders present or represented by proxy. If a majority of the shareholders present or represented by proxy vote for adjournment, it is the Company’s intention to adjourn the meeting until a later date and to vote proxies at such adjourned meeting(s).
The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) “FOR” the election of each of the five nominees named herein for the office of director, (ii) “FOR” the selection of Ehrhardt Keefe Steiner & Hottman, PC, independent registered public accountants, as the auditors of the Company for the fiscal year ending March 31, 2009, (iii) “FOR” the approval of the 2008 Incentive Stock Plan; and (iv) at the discretion of the proxy holders on any other matter that may property come before the meeting or any adjournment thereof.
Where shareholders have appropriately specified how their proxies are to be voted, they will be voted in accordance with such instructions. If any other matter of business is properly brought before the meeting, the proxy holders may vote the proxies on such matters at their discretion. The directors do not know of any such other matter or business.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table, together with the accompanying footnotes, sets forth information regarding the beneficial ownership of the common stock of the Company as of July 28, 2008, for (i) each person known by the Company to own beneficially more than 5% of the Company’s common stock, (ii) each officer named in the summary compensation table in this proxy statement, (iii) each of the Company’s directors and director nominees, and (iv) all directors and executive officers as a group. Applicable percentage ownership in the following table is based on 6,696,481 shares of common stock outstanding as of July 28, 2008.
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, shares of common stock issuable upon exercise of options, warrants and other convertible securities beneficially owned that are exercisable within sixty days of July 28, 2008, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those securities, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Unless indicated below, the address of each of the principal shareholders is c/o Eldorado Artesian Springs, Inc., 1783 Dogwood Street, Louisville, Colorado 80327.

	Shares
	Beneficially		Percentage
Name and Address	Owned		of Class

Beneficial Owners of More than 5%:
None

Directors and Named Executive Officers:
Douglas A. Larson	1,487,181	(1)	22.1%
Kevin M. Sipple	1,527,348		22.7%
Jeremy S. Martin	1,542,120		22.9%
George J. Schmitt	85,417		1.3%
J. Ross Colbert	25,000	(2)	0.4%

All officers and directors as a group (7 persons)	4,830,456	(3)	71.9%

(1)	As of July 28, 2008, Mr. Larson has pledged as security 250,000 shares of common stock. Mr. Larson’s shares also include 13,171 shares held by Mr. Larson’s spouse.

(2)	Includes 25,000 shares which Mr. Colbert has the right to acquire within 60 days of July 28, 2008 pursuant to the exercise of options.

(3)	Includes 87,755 shares which are owned by Cathleen Shoenfeld and 75,635 shares which are owned by Kate Janssen.
Compliance with Section 16(a)
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and beneficial owners of more than 10% of the Company’s outstanding common stock (collectively, “Insiders”) to file reports with the SEC disclosing direct and indirect ownership of the Company’s common stock and changes in such ownership. The rules of the SEC require Insiders to provide the Company with copies of all Section 16(a) reports filed with the SEC. Based solely upon a review of copies of Section 16(a) reports received, the Company believes that during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% shareholders were timely met.
ELECTION OF DIRECTORS
(Proxy Item #1)
The Company’s entire Board of Directors, which currently consists of five directors, is elected annually by the shareholders. The Board of Directors recommends the election as directors of the five nominees listed below, to hold office until the next annual meeting of shareholders or until their successors are elected and qualified or until their earlier death, resignation or removal. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected or nominated as a director. There is no family relationship between any director or nominee for director and any other director, nominee or executive officer of the Company.
The enclosed proxy provides that each shareholder may specify that his or her shares be voted “FOR” the election of the five nominees named herein as directors with provision to “withhold authority” as to any individual director. At the annual meeting, the shares represented by the proxies will be voted in accordance with shareholder instructions, and, if no instructions are given, for the election of the five nominees. In the event any nominee is unable or declines to serve, which the Board does not anticipate, it is intended that such proxies will be voted for the election of the remaining nominees and for substitute nominees, if any, recommended by the Board of Directors.

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with the Company presently held by him, and the commencement of his term as a director.

Name	Age	Position(s)	Director Since

Douglas A. Larson	53	President and Director	1986
Kevin M. Sipple	52	Vice President of Operations, Corporate Secretary and Director	1986
Jeremy S. Martin	53	Vice President of Marketing and Director	1986
George J. Schmitt	76	Director	1998
J. Ross Colbert	52	Director	2007
The principal occupation and business experience of each nominee for director is set forth below.
Douglas A. Larson was a co-founder of Eldorado, has served as a director since 1986 and has been President of Eldorado since 1991. Mr. Larson’s responsibilities include corporate strategy and administration of all operating activities at Eldorado. Before his association with Eldorado, Mr. Larson worked as a stockbroker with Richey-Frankel and Co. from 1981 to 1983 and with B.J. Leonard, Inc. from 1980 to 1981. Mr. Larson holds a Bachelor of Science Degree in Business Finance from the University of Colorado.
Kevin M. Sipple was a co-founder of Eldorado, has served as a director since 1986 and has served as Corporate Secretary and Vice President since 1990. Mr. Sipple is in charge of Regulatory Compliance and has served as Chairman of the Board since 1990. Before his association with Eldorado, Mr. Sipple worked for King Soopers, Inc. from 1972 to 1983, serving in a variety of positions including inventory ordering and control. Mr. Sipple attended the University of Colorado.
Jeremy S. Martin was a co-founder of Eldorado, has served as a director since 1986 and has served as Vice President since 1985. Mr. Martin’s responsibilities include management of the sales and service business. In addition, he is also responsible for special event promotions and public relations. Before his association with Eldorado, Mr. Martin was an independent distributor for Sunasu International, a nutritional products manufacturer. Mr. Martin holds a Bachelor of Science Degree in Business from the University of Colorado.
George J. Schmitt has served as a director of Eldorado since 1998. From 1968 to 1996, Mr. Schmitt was CEO and President of Hinckley & Schmitt Bottled Water Group. Mr. Schmitt was a founding member of the American Bottled Water Association, now called the International Bottled Water Association, in 1959 and was inducted into the Industry Hall of Fame in 1991. Mr. Schmitt is a director of Eureka Bottled Water Co. and National Fuel Corporation. Mr. Schmitt holds a Bachelor of Arts degree from Dartmouth College.

J. Ross Colbert has served as a director of Eldorado since 2007. Mr. Colbert is Managing Director of Zenith International, Ltd., and has over 22 years of beverage industry experience. Mr. Colbert has completed more than 60 transactions across numerous industry segments including soft drinks, bottled water, juice, beer, contract packaging, equipment suppliers and packing companies. He has advised several of the largest national and global beverage companies such as Nestle, Cadbury Schwepps, Heineken and PepsiCo, as well as many privately-owned, middle market companies in the industry. Mr. Colbert has also worked closely with leading private equity funds and financial institutions in structuring beverage industry acquisitions and divestitures. Mr. Colbert graduated from the University of Hawaii and completed the Executive Program of the Wharton School of Business of the University of Pennsylvania. He received an MBA from the University of New Haven.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.
EXECUTIVE OFFICERS
The following table sets forth information about the executive officers of the Company, including age, principal occupation and date each first became an executive officer.

Name	Age	Position(s)	Officer Since

Douglas A. Larson	53	President	1986
Kevin M. Sipple	52	Vice President of Operations and Corporate Secretary	1986
Jeremy S. Martin	53	Vice President of Marketing	1986
Cathleen M. Shoenfeld	39	Chief Financial Officer	1998
Kate Janssen	36	Vice President of Sales and Customer Service	2002
Biographical information about Messrs. Larson, Sipple and Martin can be found in the section of this proxy statement entitled “Election of Directors.” Biographical information concerning executive officers who are not serving as directors is set forth below. Executive officers are appointed by the Board of Directors and serve at the discretion of the Board until their successors are appointed.
Cathleen M. Shoenfeld joined Eldorado in 1990 and served as Assistant Treasurer from 1991 to 1998. Currently, Ms. Shoenfeld is Chief Financial Officer and her responsibilities include the procurement of financing for growth of operations of Eldorado, as well as overseeing the accounting functions for Eldorado including the annual audit and corporate reporting. Ms. Shoenfeld holds a Bachelor of Science Degree in Economics and a Masters of Business Administration from the University of Colorado.
Kate Janssen joined Eldorado in 1995 and has served Vice President in charge of Sales & Customer Service since 2002. Her responsibilities include management of the sales and service sectors of the business; including HOD, filtration, coffee, and the wholesale product divisions. Mrs. Janssen holds a Bachelor of Fine Arts Degree from the University of Colorado.

CORPORATE GOVERNANCE
Code of Ethics
The Board has adopted a Code of Ethics to provide guidance on maintaining the Company’s commitment to being honest and ethical in its business endeavors. The code covers a wide range of business practices, procedures and basic principles regarding corporate and personal conduct and applies to all directors, executives, officers and employees. A copy of the code may be obtained by written request submitted to the Company’s Chief Financial Officer, Eldorado Artesian Springs, Inc., 1783 Dogwood Street, Louisville, Colorado 80027.
Independence of Directors
The Board has determined that George J. Schmitt and J. Ross Colbert are independent directors as that term is defined under Nasdaq Marketplace Rule 4200(a)(15).
Meetings of the Board of Directors
During the fiscal year ended March 31, 2008, the Company’s Board of Directors held two meetings and took various other actions pursuant to unanimous written consent. All directors attended 100% of the meetings of the Board.
Directors of the Company are required to attend annual meetings of shareholders either in person or via conference call. All directors were in attendance at the annual meeting held July 30, 2007.
Communications with the Board of Directors
Shareholders may communicate with the Board of Directors, non-management directors as a group, and individual directors by submitting their communications in writing to the Company’s Chief Financial Officer at Eldorado Artesian Springs, Inc., 1783 Dogwood Street, Louisville, Colorado 80027. Any communications received that are directed to the Board will be processed by the Chief Financial Officer and distributed promptly to the Board or individual directors, as appropriate. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Chief Financial Officer will (subject to any applicable regulatory requirements) use his or her business judgment to determine whether such communication should be conveyed to the Board.
Board Committees
Because the Board of Directors consists of only five members and the Company’s operations remain amendable to oversight by a limited number of directors, the Board has not delegated any of its functions to committees and does not have an audit committee, a compensation committee or a nominating committee. The functions customarily attributable to these committees currently are performed by the Board of Directors as a whole.

Director Nominations
The entire Board of Directors acts as the Company’s nominating committee and the Board has not adopted a nominating committee charter. The Board believes that, considering the size of the Company and the Board of Directors, decisions relating to nominations for election to the Board can be made on a case-by-case basis and without the formality of a nominating committee by all members of the Board. The Board of Directors does not have an express policy with regard to the consideration of any director candidates recommended by shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider shareholder recommendations for director nominees that are properly received in accordance with the Company’s bylaws and the applicable rules and regulations of the Securities and Exchange Commission. The Board will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have formal minimum criteria for nominees, the Company believes that its directors should have the highest professional and personal ethics and values. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interest of all shareholders. When considering potential director candidates, the Board considers the candidate’s character, judgment, diversity, age, skills, including financial literacy and experience in the context of the Company’s needs and the needs of the Board of Directors. Substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for director and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the Board.
Audit Committee Functions
The entire Board of Directors acts as the Company’s audit committee and the Board has not adopted an audit committee charter. The Board views its duties as an audit committee as follows: (i) review recommendations of independent registered accountants concerning the Company’s accounting principles, internal controls and accounting procedures and practices; (ii) review the scope of the annual audit; (iii) approve or disapprove each professional service or type of service other than standard auditing services to be provided by the registered public accountants; and (iv) review and discuss with the independent registered public accountants the audited financial statements. The Board has determined that Mr. Schmitt, an independent director, qualifies as an audit committee financial expert as defined within Section 229.407(d)(5) of the Securities Exchange Act of 1934.
Report of the Board of Directors Acting as the Audit Committee
The Board of Directors serves as the Company’s audit committee. The Board acting as audit committee reviews the Company’s financial reporting process. In this context, the Board:
•	has reviewed and discussed with management the audited financial statements for the year ended March 31, 2008.

•
has discussed with Ehrhardt Keefe Steiner and Hottman, PC, the Company’s independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

•
has received the written disclosures and the letter from Ehrhardt Keefe Steiner and Hottman, PC, required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as modified or supplemented, and has discussed with Ehrhardt Keefe Steiner and Hottman, PC, the independent accountant’s independence.

Based on this review and the discussions referred to above, the Board determined that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2008, for filing with the Securities and Exchange Commission. The Board also appointed Ehrhardt Keefe Steiner and Hottman, PC, as the Company’s independent registered public accountants for 2009.

This report is submitted on behalf of the members of the Board of Directors acting as the audit committee:
Douglas Larson
Jeremy Martin
J. Ross Colbert
Kevin Sipple
George Schmitt
The Report of the Board acting as the audit committee set out above shall not be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under these Acts.
Non-Employee Director Compensation
Each non-employee director receives compensation totaling $1,000 for each meeting of the Board he attends in person or by qualified electronic means. In addition, if the Board of Directors forms any Board committees in the future, it is anticipated that each non-employee director will receive $500 for each committee meeting he attends in person or by electronic means. Directors are also reimbursed for out-of pocket travel and other expenses incurred in attending Board and/or committee meetings. In addition, non-employee directors may be engaged by the Company to perform consulting services from time to time and receive compensation for such services as negotiated with the Company.
The table below provides additional information with respect to compensation paid to the Company’s non-employee directors during fiscal 2008:

	Fee Earned or	Stock	Option	Other
	Paid in Cash	Awards	Awards	Compensation	Total
Name(1)	($)(2)	($)(3)	($)(3)	($)(4)	($)

George J. Schmitt	$2,000	—	—	$15,260	$17,260
Ross Colbert	$2,000	—	$19,572	$10,000	$31,572

(1)
Douglas A. Larson, the Company’s Chief Executive Officer and President, Kevin M. Sipple, the Company’s Vice President of Operations and Corporate Secretary, and Jeremy S. Martin, the Company’s Vice President of Marketing, are not included in this table as they are employees and thus receive no compensation for their services as directors. The compensation received by Messrs. Larson, Sipple and Martin as employees is shown in the summary compensation table in this proxy statement.

(2)	There were a total of two meetings of the Board during fiscal 2008.

(3)
Amounts reported reflect the dollar amount required to be recognized for financial statement reporting purposes for stock awards and option awards, calculated in accordance with SFAS No. 123R. These amounts reflect the accounting expense for these awards and do not correspond to the actual cash value that will be recognized by each of the directors when received. For information on the model and assumptions used to calculate compensation costs, please refer to the Company’s financial statements in its Form 10-KSB for the year ended March 31, 2008. As of March 31, 2008, each non-employee director held the following outstanding awards: Mr. Schmitt - 200,000 options, and Mr. Colbert — 100,000 options.

(4)
Includes fees paid to the listed director for consulting services provided to the Company. The services provided by the directors included consulting and project support. Does not include certain fringe benefits made available on a nondiscriminatory basis to all the Company’s employees and directors, such as no-cost Eldorado water and related products, and Eldorado resort/swimming pool admission.

EXECUTIVE COMPENSATION
Compensation Philosophy
The Company does not currently have a compensation committee and the Board has not adopted a compensation committee charter. Compensation decisions regarding executive officers and directors are made by the entire Board of Directors. The Board believes that it is appropriate not to have a compensation committee considering the current size of the Company and the Board and the Board’s current composition of directors. The Board places high value on attracting and retaining executives since it is their talent and performance that is responsible for the Company’s success. The Company’s general compensation philosophy is to create a performance-based culture that attracts and retains superior individuals. The Company does not have any employment agreements with any of its executive officers.
Summary Compensation Table
The following table sets forth the total compensation earned during the fiscal years ended March 31, 2008 and 2007 by the Company’s (i) principal executive officer; (ii) the two most highly compensated executive officers, other than the Company’s principal executive officer, and (iii) those two individuals, if any, who would have otherwise been in included in item (ii) above but for the fact that they were not serving as an executive officer as of March 31, 2008 (the individuals falling within categories (i), (ii) and (iii) are collectively referred to as the “named executive officers”).
Summary Compensation Table

						Non-Equity	Nonqualified	All Other
Name and				Stock	Options	Incentive Plan	Deferred	Compensation
Principal	Fiscal		Bonus	Awards	Awards	Compensation	Compensation	Compensation
Position	Year	Salary ($)	($)	($)(1)	($)(1)	($)	Earnings ($)	($) (2)		Total ($)
Douglas A. Larson,	2008	$116,064	—	—	—	—	—	$11,073	(3)	$127,137
President	2007	$120,235	—	—	—	—	—	$11,073	(3)	$131,308

Kevin Sipple,	2008	$116,772	—	—	—	—	—	$10,244	(3)	$127,016
Vice President of Operations	2007	$120,235	—	—	—	—	—	$10,244	(3)	$130,479

Jeremy Martin,	2008	$116,822	—	—	—	—	—	$11,549	(3)	$128,371
Vice President of Marketing	2007	$120,451	—	—	—	—	—	$11,549	(3)	$132,000

(1)
Amounts reported reflect the dollar amount required to be recognized for financial statement reporting purposes in the applicable year for stock awards and option awards, calculated in accordance with SFAS No. 123R. These amounts reflect the accounting expense for these awards and do not correspond to the actual cash value that will be recognized by each of the named executive officers when received. For information on the model and assumptions used to calculate compensation costs, please refer to the Company’s financial statements in its Form 10-KSB for the year ended March 31, 2008. As indicated in the table, no amounts were required to be recognized in accordance with SFAS No. 123R.

(2)
Includes all other compensation not reported in the preceding columns, including perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is less than $10,000. Does not include certain fringe benefits made available on a nondiscriminatory basis to all the Company’s employees, such as group health insurance, vacation and sick leave, 3% matching contributions to the Company’s 401(k) plan, no-cost Eldorado water and related products, and Eldorado resort/swimming pool admission.

(3)	Includes amounts paid by the Company for vehicle lease, insurance and gas.

Outstanding Equity Awards at Fiscal Year-End
As of March 31, 2008, the Company’s named executive officers did not beneficially own any stock options or stock awards of the Company.
Securities Authorized for Issuance under Equity Compensation Plans
The following table gives information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of the Company’s existing equity compensation plans as of March 31, 2008.
Equity Compensation Plan Information Table

Number of
securities
remaining
	Number of		available for
	Securities to	Weighted-	future issuance
	be issued	average	under equity
	upon exercise	exercise price	compensation
	of	of	plans (excluding
	outstanding	outstanding	securities
	options and	options and	reflected in
	warrants	warrants	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	905,000	$1.38	845,000
Equity compensation plans not approved by security holders(2)	20,000	$1.80	—
Total	925,000	$1.38	845,000

(1)
Represents shares authorized for issuance under the 1997 Plan. The 1997 Plan expired by its term in May 2008 and no additional awards may be granted pursuant to the 1997 Plan. Outstanding awards may continue to be exercised pursuant to their terms.

(2)	Equity compensation plans not approved by shareholders includes warrants granted as equity compensation in connection with a consulting agreement related to business development.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
During the year ended March 31, 2002, the Company entered into an agreement to sell certain parcels of real estate to two senior executives of the Company, Messrs. Larson and Sipple, for a total of $900,000. The Company received cash from the sale of $500,000. The Company also provided 60 month carry back financing of $400,000 with interest at 7.5% that has been recorded as notes receivable related party and includes $118,138 of accrued interest at March 31, 2008. The Company recognized a gain on the real estate sales of $519,937 and deferred an additional $357,544 of gain as required by the terms of the carry back note. The collateral on the notes receivable included a junior deed of trust on the properties and shares of the Company’s common stock. During the year ended March 31, 2003, the Board of Directors determined that 250,000 shares of common stock of the Company was sufficient collateral and released the junior deed of trust on the properties. The accumulated interest and outstanding principal were due upon maturity in August 2007.
On December 7, 2007, Mr. Sipple paid the entire balance due to the Company in the amount of $310,311. In the third quarter of fiscal year 2008, $178,722 of the deferred gain was recognized as the $200,000 note receivable plus interest from Mr. Sipple was paid. As of the date of this proxy statement, the note due from Mr. Larson has not yet been paid and the outstanding principal and interest due is approximately $326,119. In July 2001, when the Company’s Board of Directors authorized the aforementioned real estate transactions, the Company also authorized the sale of certain real estate at the then fair value to Mr. Martin. Because of county land approval processes and associate delays, the officer’s option to purchase the real estate expired on September 26, 2007.

RATIFICATION OF APPOINTMENT OF AUDITORS
(Proxy Item #2)
The Board of Directors has selected Ehrhardt Keefe Steiner & Hottman, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2009. The firm has audited the financial records of the Company for the fiscal years ending March 31, 2008 and 2007 and is considered well qualified. Representatives of Ehrhardt Keefe Steiner & Hottman, PC will be available at the annual meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.
The Board is submitting its selection of the Company’s independent registered public accounting firm for ratification by the Company’s shareholders at the annual meeting in order to ascertain the views of shareholders regarding such selection. In the event of a negative vote on this ratification, the Board may reconsider its selection.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR’ RATIFICATION OF THE APPOINTMENT OF EHRHARDT KEEFE STEINER & HOTTMAN, PC TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.
Auditor Fees
The following table shows the aggregate fees billed to the Company for professional services by the Company’s principal independent registered public accounting firm, Ehrhardt Keefe Steiner and Hottman, PC, for the fiscal years 2008 and 2007, respectively:

	Fiscal 2008	Fiscal 2007
Audit Fees(1)	$58,000	$60,000
Audit-Related fees	—	—
Tax Fees(2)	6,300	3,600
All Other Fees	—	—

Total Fees	$64,300	$63,600

(1)
Includes fees for the Company’s annual audits and reviews of the Company’s quarterly financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements.

(2)	Includes fees for tax preparation services.
Pre-Approval Policies and Procedures
The Company’s Board of Directors, which serves as the audit committee, reviews the scope and extent of all audit and non-audit services to be provided by the independent auditors and reviews and pre-approves all fees to be charged for such services. The Board of Directors may establish additional or other procedures for the approval of audit and non-audit services that the Company’s independent auditors perform. In pre-approving services to be provided by the independent auditors, the Board of Directors considers whether such services are consistent with applicable rules regarding auditor independence. All fees set forth in the table above were approved by the Board of Directors.

APPROVAL OF THE COMPANY’S 2008 INCENTIVE STOCK PLAN
(Proxy Item #3)
General
The Company’s shareholders are being asked to ratify and approve the Company’s 2008 Incentive Stock Plan (the “2008 Plan”), a copy of which is attached to this proxy statement as Annex A. The number of shares of common stock reserved for issuance under the 2008 Plan is 2,000,000. In the following discussion of the 2008 Plan, unless otherwise noted, capitalized terms have the same meanings as defined in the 2008 Plan.
The 2008 Plan is intended to enable the Company and its Related Entities to enhance their ability to provide employees with meaningful awards and incentives commensurate with their contributions and competitive with those offered by other employers. The 2008 Plan is also intended to increase shareholder value by further aligning the interests of officers, employees, directors and consultants with the interests of the Company’s shareholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Board of Directors believes that the Company’s long-term success is dependent upon the ability of the Company and its Related Entities to attract and retain superior individuals who, by virtue of their ability and qualifications, make important contributions to the Company’s business. Participation in the 2008 Plan is open to employees, directors and consultants and the Company selects participants based on performance and contribution. The number of shares reserved for issuance under the 2008 Plan is intended to support the Company’s requirements for current and future employees, directors and consultants and to allow a broad distribution of awards for employees.
General Description
The 2008 Plan was adopted by the Board of Directors on April 17, 2008. The 2008 Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, stock units, dividend equivalent rights and other stock-based awards (collectively, “Awards”) that may be earned in whole or in part upon attainment of performance criteria established by the 2008 Plan administrator.
The 2008 Plan is administered, with respect to grants to directors, officers, consultants and other employees, by the plan administrator (the “Administrator”), defined as the Board or one or more committees designated by the Board. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Exchange Act. The Board may authorize one or more officers to grant Awards, subject to certain limitations, to employees or consultants who are neither directors nor officers of the Company.
The Board may amend, alter, suspend, discontinue or terminate the 2008 Plan, or any committee’s authority to grant Awards under the 2008 Plan, without the consent of shareholders of the Company or participants in the 2008 Plan (the “Participants”). Any amendment or alteration to the 2008 Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is deemed necessary and advisable by the Board, or if required to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code of 1986, as amended (the “Code”), the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.
Stock options granted under the 2008 Plan may either be incentive stock options (“ISOs”) under the provisions of Code Section 422, or nonqualified stock options (“NSOs”). ISOs may be granted only to employees of the Company or any parent or subsidiary corporation of the Company. Any Awards other than ISOs may be granted to employees, directors and consultants.

Under the 2008 Plan, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the grantee only by the grantee.
The 2008 Plan authorizes the Administrator to select the employees, directors and consultants of the Company to whom Awards may be granted and to determine the terms and conditions of any Award; however, the term of an ISO may not be for more than 10 years (or more than five years in the case of ISOs granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company).
The 2008 Plan authorizes the Administrator to grant Awards at an exercise price determined by the Administrator; provided, however, that in the case of ISOs, such price cannot be less than 100% (or less than 110%, in the case of ISOs granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company) of the fair market value of the shares (issuable upon exercise of the ISO) on the date the ISO is granted; and provided further, however, that in the case of NSOs, such price cannot be less than 85% of the fair market value of the shares (issuable upon such exercise) as of the date such NSO is granted.
The exercise price, if any, for an Award granted under the 2008 Plan will generally be paid in cash, check, or, in certain circumstances, with a promissory note or pursuant to a cashless exercise procedure, with such documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of an Award and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or with shares of common stock of the Company.
If the aggregate fair market value (determined as of the date the ISO is granted) of the shares of common stock of the Company with respect to which ISOs granted under the 2008 Plan and all other option plans of the Company and its Related Entities are exercisable for the first time by a participant during any calendar year is in excess of $100,000, then such Participant’s ISOs or such portion thereof that exceeds such $100,000 limit shall be treated as NSOs.
The Awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the agreements to be issued under the 2008 Plan. Except as otherwise provided in an award agreement, in the event of any Corporate Transaction involving the Company, any surviving entity or acquiring entity or its parent may either: (i) assume any or all Awards outstanding under the 2008 Plan; (ii) continue any or all Awards outstanding under the 2008 Plan; or (iii) substitute similar stock awards for outstanding Awards. In such case, the Administrator may, but is not obligated to, either: (i) accelerate the vesting of any Awards in full or as to some percentage of the Award; or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof. Notwithstanding the foregoing, the Administrator, in its discretion, may accelerate the vesting and release from any restrictions on transfer and repurchase or forfeiture rights of any outstanding Award, or prevent such acceleration or release, with respect to any Corporate Transaction or Change in Control. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the 2008 Plan will terminate unless assumed by the successor company or its parent.

Certain United States Federal Income Tax Consequences
The following is a summary of certain United States federal income tax consequences of the 2008 Plan generally applicable to the Company and to recipients of Awards thereunder. This discussion does not address all United States federal income tax considerations that may be relevant to particular recipients in light of their individual circumstances. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein.
Incentive Stock Options. Incentive stock options (“ISOs”) under the 2008 Plan are intended to be eligible for the favorable federal income tax treatment accorded incentive stock options under Code Section 422. As such, the grant of an ISO under the 2008 Plan will not result in any federal income tax consequences to the optionee or to the Company. An optionee recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise.
In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the optionee has held the shares of common stock. If the optionee holds the shares received upon exercise of an ISO for the longer of two years after the ISO was granted and one year after the ISO was exercised, the optionee will recognize a long-term capital gain (or loss) on the disposition of such shares in an amount equal to the difference between the sale price of the shares received upon such disposition and the exercise price paid to purchase the shares. The Company is not entitled to any deduction under these circumstances. However, if the optionee fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price, or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionee (subject to the requirement of reasonableness, the provisions of Code Section 162(m) and, if applicable, the satisfaction of a withholding obligation).
The “spread” under an ISO — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an “item of adjustment” for purposes of the alternative minimum tax to be taken into consideration in the year of exercise.
Slightly different rules may apply to an optionee who acquired shares subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.
Nonqualified Stock Options. The grant of a nonqualified stock option (“NSO”) under the 2008 Plan will generally not result in any federal income tax consequences to the optionee or to the Company if the NSO is issued in compliance with Code Section 409A or is exempt therefrom (and the 2008 Plan requires all NSOs issued under the 2008 Plan to be issued in compliance with Code Section 409A or exempt therefrom; for the remainder of this discussion, we will assume that all NSOs are issued in compliance with Code Section 409A or are exempt therefrom). Upon exercise of an NSO, the optionee will normally recognize to taxable ordinary income on the difference between the exercise price for the option and the fair market value of the shares on the date of the exercise of the option. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionee (subject to the requirement of reasonableness, the provisions of Code Section 162(m) and, if applicable, the satisfaction of a withholding obligation). Any gain or loss on the optionee’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such capital gains. The maximum marginal federal rate at which ordinary income is taxed to individuals is currently 35% and the maximum rate at which long-term capital gains are taxed for most types of property is 15%.

Slightly different rules may apply to an optionee who acquired shares subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.
Restricted Stock and Stock Bonuses. The grant of restricted stock or stock bonuses will subject the recipient to ordinary compensation income on the difference between the amount paid, if any, for such stock and the fair market value of the shares. However, to the extent the stock is restricted by certain types of vesting restrictions, the taxable event will be delayed until the vesting requirements lapse, unless the recipient elects to be taxed on receipt of the stock under Code Section 83(b). Recipients of restricted stock may make an election under Code Section 83(b) to recognize as ordinary compensation income in the year that such restricted stock is granted the amount equal to the spread between the amount paid for such stock and the fair market value on date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain. The Code Section 83(b) election must be made within thirty days from the time the restricted stock is issued to the recipient. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.
Subject to the requirements of reasonableness, the provisions of Code Section 162(m), and satisfaction of any withholding obligation, the Company is entitled to an income tax deduction in the amount of the income recognized by the recipient. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.
Slightly different rules may apply to a recipient who acquired shares subject to forfeiture under Code Section 16(b) of the Exchange Act.
Stock Appreciation Rights. The tax effects of a stock appreciation right are very similar to the tax effects applicable to an NSO; i.e., they depend upon whether the stock appreciation right has been granted with an exercise price that is less than the fair market value of the underlying shares of the Company’s common stock on the date of grant. If a Participant accepts a stock appreciation right that has an exercise price that is less than the fair market value of the underlying stock on the date of grant, the stock appreciation right is considered a nonqualified deferred compensation arrangement that may result in adverse tax consequences for the grant recipient. Those adverse tax consequences can arise upon acceptance of such stock appreciation right, whether or not such right is ultimately exercised. If a Participant is contemplating receiving a stock appreciation right that has an exercise price that is less than the fair market value of the underlying stock on the date of grant, the Participant should consult its tax adviser before it accepts the same to ensure that adverse tax consequences do not arise.
If a stock appreciation right has been granted with an exercise price that is not less than the fair market value of the shares of the Company’s common stock on the date of grant, a Participant will generally not recognize income when the Company grants the stock appreciation right. However, when the Participant exercises the stock appreciation right, it will have ordinary income equal to the value of the award (which is typically the difference between the value of the shares of the Company’s common stock to which the right applies and the exercise price per share of the Company’s common stock that was specified in the stock appreciation right), multiplied by the number of shares of common stock to which the right applies.

The amount of the income recognized by the recipient of the stock appreciation right is taxable as of the date of the exercise of the stock appreciation right. This income is taxable at such time whether or not the stock appreciation right is settled in shares of the Company’s common stock (which is generally expected to be the case) and whether or not the shares are sold at such time. If such shares are not sold at such time, any gain or loss on the subsequent disposition of such shares will be subject to taxation under rules that are substantially similar to those that apply upon disposition of stock purchased under an NSO.
Other Awards. The grant of Awards other than ISOs, NSOs, restricted stock, stock bonuses and stock appreciation rights will generally cause the Participant to recognize income (and be subject to taxation) at the time of any payment of cash, stock or other property and the Company will generally have a corresponding deduction with the Participant recognizes income.
Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a “covered employee.” It is possible that compensation attributable to Awards under the Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.
Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the shareholders; (iii) the award is granted by a compensation committee comprised solely of “outside directors;” and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Restricted stock and stock bonuses qualify as performance-based compensation under these Treasury Regulations only if: (i) the award is granted by a compensation committee comprised solely of “outside directors;” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, shareholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal. It is intended that, if determined appropriate by the Committee, certain Awards that may be granted under the 2008 Plan could qualify for exemption from Code Section 162(m) as performance-based compensation.
Code Section 409A. To the extent that Code Section 409A is applicable, we intend to administer the 2008 Plan and any grants made thereunder in a manner consistent with the requirements of Code Section 409A, and any Treasury Regulations and other guidance promulgated thereunder. If and to the extent that the Administrator believes that any Awards may constitute a “nonqualified deferred compensation plan” under Code Section 409A, the terms and conditions set forth in the award agreement for that Award shall be drafted in a manner that is intended to comply with, and shall be interpreted in a manner consistent with, the applicable requirements of Code Section 409A, unless otherwise agreed to in writing by the Participant and the Company.

Withholdings. The Company is authorized to withhold from any Award granted, any payment relating to an Award under the 2008 Plan, including from a distribution of shares of the Company’s common stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Administrator may deem advisable to enable the Company to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.
Tax Advice. The preceding discussion is based on U.S. income tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2008 Plan. A Participant may also be subject to state and local income taxes in connection with the grant of Awards under the 2008 Plan. The Company suggests that Participants consult with their individual tax advisors to determine the applicability of the tax rules to the Awards granted to them in their personal circumstances.
New Plan Benefits
The Board of Directors has not made any determination with respect to future awards under the 2008 Plan, and any allocation of such awards will be made only in accordance with the provisions of the 2008 Plan. Because awards under the 2008 Plan are subject to the discretion of the Board of Directors, awards under the 2008 Plan for the current or any future year are not determinable.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE 2008 INCENTIVE STOCK PLAN.
ANNUAL REPORT
The Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2008 is being mailed to shareholders along with this proxy statement. The Company will, upon written request and without charge, provide to any person solicited hereunder additional copies of the Annual Report on Form 10-KSB for the fiscal year ended March 31, 2008, as filed with the Securities and Exchange Commission. Requests should be addressed to the Company’s Chief Financial Officer, Eldorado Artesian Springs, Inc., 1783 Dogwood Street, Louisville, Colorado 80027.
OTHER MATTERS
As of the date of this proxy statement, management does not know of any other matters to be presented at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the meeting, the accompanying proxy will be voted in accordance with the best judgment of the proxy holders.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
The Company’s 2009 annual meeting of shareholders is expected to be held in August of 2009. Shareholder proposals that are intended to be included in the Company’s proxy materials for the 2009 annual meeting must be presented pursuant to Securities and Exchange Commission Rule 14a-8 and received by the Company’s Secretary no later than March 30, 2009. A shareholder proposal not included in the Company’s proxy statement for the 2009 annual meeting will be ineligible for presentation at the meeting unless the shareholder gives timely notice of the proposal in writing to the Secretary at the Company’s principal executive offices and otherwise complies with the provisions in the Company’s bylaws. Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of shareholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of shareholders or the date specified by an overriding advance notice provision in the company’s bylaws. The Company’s bylaws do not contain such an advance notice provision. Accordingly, for the Company’s 2009 annual meeting, shareholders’ written notices must be received by the Company before June 13, 2009 for any proposal a shareholder wishes to bring before the meeting but for which such shareholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Kevin M. Sipple
Kevin M. Sipple
Secretary
Louisville, Colorado
July 28, 2008

Annex A
Eldorado Artesian Springs, Inc.
(a Colorado corporation)
2008 Incentive Stock Plan
1. Purpose. The purpose of this 2008 Incentive Stock Plan (this “Plan”) is to assist Eldorado Artesian Springs, Inc., a Colorado corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. This Plan is intended to qualify certain compensation awarded under this Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Plan Administrator (as hereafter defined).
2. Definitions. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in this Plan.
(a) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Stock is listed and the applicable laws of any foreign country or jurisdiction where Awards are granted under this Plan.
(b) “Award” means any award granted pursuant to the terms of this Plan including, an Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under this Plan.
(c) “Award Agreement” means the written agreement evidencing an Award granted under this Plan.
(d) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Plan Administrator to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.
(e) “Beneficial Owner,” “Beneficially Owning” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.
(f) “Board” means the Company’s Board of Directors.

(g) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such definition in such agreement, such term shall mean: (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner; (ii) any material violation or material breach by the Participant of his or her employment, consulting or other similar agreement with the Company (or a Related Entity), if any; (iii) any violation or breach by the Participant of any confidential information and invention assignment, non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, if any; (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity); (v) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any; (vi) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance; or (vii) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination of the Plan Administrator of whether the Participant’s Continuous Service has been terminated for “Cause” shall be final and binding on all parties and for all purposes hereunder.
(h) “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates: (i) the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) obtains “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in fifty percent or more of the combined voting power of the Company’s then outstanding securities (“Voting Stock”); (ii) the consummation of a merger, consolidation, reorganization or similar transaction other than a transaction (A) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly fifty percent or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction or (B) in which the holders of Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company); (iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, fifty percent or more of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition; or (iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board. For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in this Plan. The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.
Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).
(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(j) “Committee” means a committee designated by the Board to administer this Plan with respect to at least a group of Employees, Directors or Consultants.
(k) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
(l) “Continuous Service” means uninterrupted provision of services to the Company or any Related Entity in the capacity as either an officer, Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of: (i) any approved leave of absence; (ii) transfers among the Company, any Related Entities, or any successor entities, in the capacity as either an officer, Employee, Director, Consultant or other service provider; or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in the capacity as either an officer, Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
(m) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale, lease, exclusive license or other disposition of a significant portion of the consolidated assets of the Company and its Subsidiaries, as determined by the Board in its discretion; (ii) a sale or other disposition of more than twenty percent of the outstanding securities of the Company; or (iii) a merger, consolidation, reorganization or similar transaction, whether or not the Company is the surviving corporation.
(n) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 7 of this Plan.
(o) “Director” means a member of the Board or the board of directors of any Related Entity.
(p) “Disability” means a permanent and total disability (within the meaning of Code Section 22(e)), as determined by a medical doctor satisfactory to the Plan Administrator.
(q) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
(r) “Effective Date” means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the subsequent approval of the shareholders of the Company.
(s) “Eligible Person” means each officer, Director, Employee or Consultant who provides services to the Company or any Related Entity. The foregoing notwithstanding, only common law employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in this Plan.
(t) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
(v) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value of a Share as of any given date, after which the Stock is publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which the Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.
(w) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such definition in such agreement, such term shall mean: (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company (or a Related Entity) that results in a material diminution in such duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith, and that is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company (or a Related Entity) to comply with its material obligations to the Participant as agreed upon (other than an isolated, insubstantial and inadvertent failure not occurring in bad faith) that is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location more than one hundred miles from the location of employment immediately prior to such relocation, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Continuous Service otherwise than for Cause (as defined in Section 2(h)), death, or by reason of the Participant’s Disability (as defined in Section 2(q)); or (v) any reduction in the Participant’s base salary.
(x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.
(y) “Non-Qualified Stock Option” means any Option that is not intended to be designated as an Incentive Stock Option.
(z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.
(aa) “Option Expiration Date” means the date of expiration of the Option’s maximum term as set forth in the Award Agreement evidencing such Option.
(bb) “Other Stock-Based Awards” means Awards granted to a Participant pursuant to Section 6(i) hereof.
(cc) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing fifty percent or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(dd) “Participant” means a person who has been granted an Award under this Plan that remains outstanding, including a person who is no longer an Eligible Person.
(ee) “Performance Award” means a right, granted to an Eligible Person under Section 6(h) and, if applicable, Section 7 hereof, to receive Awards based upon performance criteria specified by the Plan Administrator.
(ff) “Performance Period” means that period of time established by the Plan Administrator at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Plan Administrator with respect to such Award are to be measured.
(gg) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 12(d) thereof.
(hh) “Plan Administrator” means the Board or any Committee delegated by the Board to administer this Plan. There may be different Plan Administrators with respect to different groups of Eligible Persons.
(ii) “Related Entity” means any Subsidiary and any business, corporation, partnership, limited partnership, limited liability company or other entity designated by the Plan Administrator in which the Company, a Parent or a Subsidiary, directly or indirectly, holds a substantial ownership interest.
(jj) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions, including a risk of forfeiture.
(kk) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to this Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
(ll) “Share” or “Shares” mean one or more shares of Stock, and one or more shares of such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.
(mm) “Stock” means the Company’s common stock, and such other securities as may be substituted (or resubstituted) for the Company’s common stock pursuant to Section 10(c) hereof.
(nn) “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 6(c) hereof.
(oo) “Stock Unit” means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified period of time.
(pp) “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Administration.
(a) Administration by Board. The Board shall administer this Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(b).
(b) Delegation to Committee.
(i) General. The Board may delegate administration of this Plan to a Committee or Committees, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of this Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of this Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of this Plan.
(ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more “Outside Directors”, in accordance with Code Section 162(m), and/or solely of two or more “Non-Employee Directors”, in accordance with Rule 16b-3. In addition, the Board or the Committee may delegate to a committee the authority to grant Awards to eligible persons who are either: (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award; (B) not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (C) not then subject to Section 16 of the Exchange Act.
(c) Powers of the Plan Administrator. The Plan Administrator shall have the power, subject to, and within the limitations of, the express provisions of this Plan:
(i) To determine from time to time which of the persons eligible under this Plan shall be granted Awards, when and how each Award shall be granted, what type or combination of types of Award shall be granted, the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares or cash pursuant to an Award, and the number of Shares or amount of cash with respect to which an Award shall be granted to each such person;
(ii) To construe and interpret this Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration, and to correct any defect, omission or inconsistency in this Plan or in any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan fully effective;
(iii) To amend this Plan or an Award as provided in Section 10(e);
(iv) To terminate or suspend this Plan as provided in Section 10(e);
(v) To adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of this Plan;

(vi) To make all determinations required under this Plan or any Award Agreements thereunder, including, but not limited to, the determination if there has been a Change in Control, a Corporate Transaction, whether a termination of Continuous Service was for Cause or for Good Reason and whether a Participant was prevented from selling his or her Shares due to federal or state securities laws or by agreement; and
(vii) Generally, to exercise such powers and to perform such acts as the Plan Administrator deems necessary or appropriate to promote the best interests of the Company and that are not in conflict with the provisions of this Plan.
(d) Effect of Plan Administrator’s Decision. All determinations, interpretations and constructions made by the Plan Administrator in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.
(e) Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to this Plan or any disputes or claims relating to or arising out of this Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in the nearest city in which JAMS conducts business to the city in which the Participant is employed by the Company. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.
(f) Limitation of Liability. The Plan Administrator, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of this Plan. Members of the Plan Administrator, and any officer or Employee acting at the direction or on behalf of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.
4. Shares Issuable Under this Plan.
(a) Limitation on Overall Number of Shares Available for Issuance Under this Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares that may be issued in connection with Awards under this Plan shall not exceed 2,000,000. Any Shares delivered under this Plan may consist, in whole or in part, of authorized and unissued Shares or treasury shares.
(b) Availability of Shares Not Issued Pursuant to Awards.
(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be available for Awards under this Plan, subject to Section 4(b)(iv) below.
(ii) If any Shares issued pursuant to an Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then such forfeited or repurchased Shares shall revert to and become available for issuance under this Plan, subject to Section 4(b)(iv) below.

(iii) In the event that any Option or other Award is exercised by the withholding of Shares from the Award by the Company, or withholding tax liabilities arising from such Option or other Award are satisfied by the withholding of Shares from the Award by the Company, then only the net number of Shares actually issued to the Participant, excluding the Shares withheld, shall be counted as issued for purposes of determining the maximum number of Shares available for grant under this Plan, subject to Section 4(b)(iv) below.
(iv) Notwithstanding anything in this Section 4(b) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause this Plan to fail the requirement under Code Section 422 that this Plan designate a maximum aggregate number of shares that may be issued.
(c) Application of Limitations. The limitations contained in this Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and may make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.
5. Eligibility; Per-Person Award Limitations. Awards may be granted under this Plan only to Eligible Persons. Subject to adjustment as provided in Section 10(c), for each fiscal year in which awards granted under this Plan are subject to the requirements of Code Section 162(m), an Eligible Person may not be granted: (a) Options or Stock Appreciation Rights with respect to more than the total number of Shares reserved under this Plan; or (b) Awards, other than Options or Stock Appreciation Rights, with respect to more than the total number of Shares reserved under this Plan. In addition, the maximum dollar value payable in any fiscal year to any one Participant with respect to Awards granted under this Plan is $5,000,000.
6. Terms of Awards.
(a) General. Awards may be granted on the terms and conditions set forth in this Section. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan.
(b) Options. The Plan Administrator is authorized to grant Options to any Eligible Person on the following terms and conditions:
(i) Stock Option Agreement. Each grant of an Option shall be evidenced by an Award Agreement. Such Award Agreement shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions that are not inconsistent with this Plan and that the Plan Administrator deems appropriate for inclusion in the Award Agreement. The provisions of the various Award Agreements entered into under this Plan need not be identical. Notwithstanding any other provision of this Plan, any Non-Qualified Stock Option shall be structured to comply with or be exempt from Code Section 409A, unless otherwise specifically determined by the Plan Administrator.
(ii) Number of Shares. Each Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10(c) hereof. The Award Agreement shall also specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.

(iii) Exercise Price.
(A) In General. Each Award Agreement shall state the price at which Shares subject to the Option may be purchased (the “Exercise Price”), which shall be, with respect to Incentive Stock Options, not less than one hundred percent of the Fair Market Value of the Stock on the date of grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Plan Administrator; provided, however, that if the Exercise Price is less than one hundred percent of the Fair Market Value of the Stock on the date of grant, the Non-Qualified Stock Option shall be structured to comply with or be exempt from Code Section 409A; provided further, however, that the Exercise Price may never be less than eighty-five percent of the Fair Market Value of the Stock on the date of grant.
(B) Ten Percent Shareholder. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Code Section 424(d)) more than ten percent of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary, any Incentive Stock Option granted to such Employee must have an exercise price per Share of at least one hundred ten percent of the Fair Market Value of a Share on the date of grant.
(iv) Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, Shares subject to the Option (a “net” exercise), other Awards or awards granted under other plans of the Company or a Related Entity, other property (including notes or other contractual obligations of Participants to make payment on a deferred basis) or any other form of consideration legally permissible, and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.
(v) Termination of Service. Subject to earlier termination of the Option as otherwise provided in this Plan and unless otherwise specifically provided by the Plan Administrator with respect to an Option and set forth in the Award Agreement, an Option shall remain exercisable, to the extent vested, after a Participant’s termination of Continuous Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate and no longer be exercisable:
(A) Death or Disability. If the Participant’s Continuous Service terminates because of the death or Disability of the Participant, the Option, to the extent unexercised and vested and exercisable on the date on which the Participant’s Continuous Service terminated, may be exercised by the Participant (or the Participant’s legal representative or estate) at any time prior to the expiration of twelve months (or such other period of time as determined by the Plan Administrator, in its discretion) after the date on which the Participant’s Continuous Service terminated, but in any event only with respect to the vested portion of the Option and no later than the Option Expiration Date.
(B) Termination for Cause. Notwithstanding any other provision of this Plan to the contrary, if the Participant’s Continuous Service is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Continuous Service.

(C) Other Termination of Service. If the Participant’s Continuous Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised, vested and exercisable by the Participant on the date on which the Participant’s Continuous Service terminated, may be exercised by the Participant at any time prior to the expiration of thirty days (or such longer period of time as determined by the Plan Administrator, in its discretion) after the date on which the Participant’s Continuous Service terminated, but in any event only with respect to the vested portion of the Option and no later than the Option Expiration Date.
(D) Extension for Securities Law Violations. Notwithstanding the other provisions of this Section 6(b)(v) and contingent upon this provision not adversely affecting the exemption of the Option from the provisions of Code Section 409A, if the Participant’s Continuous Service terminates for any reason, except Cause, and the Participant is precluded by federal or state securities laws from selling the Shares, so that the Participant has less than a thirty-day period from the termination of Participant’s Continuous Service to the expiration date of the Option in which the Participant would be permitted by federal or state securities laws to sell the Shares, then the period for exercising the Option following the termination of Participant’s Continuous Service shall automatically be extended by an additional period of up to thirty days measured from the date the Participant is first free to sell Shares; provided, however, that in no event shall the Option be exercisable after the specified Option Expiration Date and the maximum date permitted for exemption of the Option under Code Section 409A. The determination of whether the Participant is precluded from selling the Shares subject to the Option by federal or state securities laws shall be made by the Plan Administrator and such determination shall be final, binding and conclusive.
(vi) Incentive Stock Options. The terms of any Incentive Stock Option granted under this Plan shall comply in all respects with the provisions of Code Section 422. If and to the extent required to comply with Code Section 422, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:
(A) The Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Code Section 424(d)) more than ten percent of the combined voting power of all classes of stock of the Company or any Parent or Subsidiary and the Incentive Stock Option is granted to such Participant, the Incentive Stock Option shall not be exercisable (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and
(B) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year is in excess of $100,000, then such Participant’s Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Non-Qualified Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option granted will be the first treated as a Non-Qualified Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code at the time of the grant.
(vii) Vesting and Repurchase Requirements. The right to exercise any Option under this Plan must vest at the rate of at least twenty percent per year over five years from the date of grant of such Option. Any repurchase rights of the Company to repurchase Stock subject to an Option upon the termination of a Participant’s Continuous Service must be: (i) for a repurchase price of not less the lower of (A) than the Fair Market Value of such Shares on the date that the Participant’s Continuous Service terminated, or (B) the original purchase price paid by the Participant for such Shares; (ii) exercised within ninety days of the date that the Participant’s Continuous Service terminated; and (iii) must lapse at the rate of at least twenty percent of the Shares of Stock per year over five years from the date right to receive such Award was first granted to the Participant (without regard to the date an Option was exercised or became exercisable).

(c) Stock Appreciation Rights. The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:
(i) Agreement. Each grant of a Stock Appreciation Right shall be evidenced by an Award Agreement. Such Award Agreement shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions that are not inconsistent with this Plan and that the Plan Administrator deems appropriate for inclusion in the Award Agreement. The provisions of the various Award Agreements entered into under this Plan need not be identical.
(ii) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share of Stock on the date of exercise over (B) the grant price, or base price, of the Stock Appreciation Right as determined by the Plan Administrator.
(iii) Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the form of payment upon exercise of the Stock Appreciation Right (e.g., Shares, cash or other property), the method of exercise, the method of settlement, the form of consideration payable in settlement (e.g., cash, Shares or other property), the method by or the forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards. Notwithstanding any other provision of this Plan, unless otherwise specifically determined by the Plan Administrator, each Stock Appreciation Right shall be structured to either comply with or be exempt from Code Section 409A.
(d) Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to any Eligible Person on the following terms and conditions:
(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The terms of any Restricted Stock granted under this Plan shall be set forth in a written Award Agreement that shall contain provisions determined by the Plan Administrator and not inconsistent with this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.
(ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited to or reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock, as the Plan Administrator determines, in its discretion.

(iii) Certificates for Shares. Restricted Stock granted under this Plan may be evidenced in such manner as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Plan Administrator may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Plan Administrator, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.
(e) Stock Units. The Plan Administrator is authorized to grant Stock Units to Participants, which are rights to receive Shares, cash or other property, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:
(i) Award and Restrictions. Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Plan Administrator (or, if permitted by the Plan Administrator, as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. The terms of an Award of Stock Units shall be set forth in a written Award Agreement that shall contain provisions determined by the Plan Administrator and not inconsistent with this Plan. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of Shares covered by the Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership. Notwithstanding any other provision of this Plan, unless specifically determined by the Plan Administrator, each Stock Unit shall be structured to either comply with or be exempt from Code Section 409A.
(ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable time period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Stock Units), the Participant’s Stock Units (other than those vested Stock Units subject to deferral at the election of the Participant) shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Stock Units at its discretion.

(iii) Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in Shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, other Awards or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect.
(f) Bonus Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Plan Administrator to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.
(g) Dividend Equivalents. The Plan Administrator is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The terms of an Award of Dividend Equivalents shall be set forth in a written Award Agreement that shall contain provisions determined by the Plan Administrator and not inconsistent with this Plan. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify. Notwithstanding any other provision of this Plan, unless specifically determined by the Plan Administrator, each Dividend Equivalent shall be structured to either comply with or be exempt from Code Section 409A.
(h) Performance Awards. The Plan Administrator is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, other property, or other Awards, on terms and conditions established by the Plan Administrator, subject to the provisions of Section 7 if and to the extent that the Plan Administrator shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Plan Administrator upon the grant of each Performance Award. Except as provided in this Plan or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Plan Administrator and may be based upon the criteria set forth in Section 7(b), or in the case of an Award that the Plan Administrator determines shall not be subject to Section 7 hereof, any other criteria that the Plan Administrator, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Plan Administrator. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Plan Administrator, on a deferred basis.

(i) Other Stock-Based Awards. The Plan Administrator is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Plan Administrator to be consistent with the purposes of this Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. These Awards may be granted alone or in connection with other awards (whether or not such other awards are granted under this Plan). The Plan Administrator shall determine the terms and conditions of such Awards. The terms of any Award pursuant to this Section shall be set forth in a written Award Agreement that shall contain provisions determined by the Plan Administrator and not inconsistent with this Plan. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine. Cash Awards, as an element of or supplement to any other Award under this Plan, may also be granted pursuant to this Section 6(i). Notwithstanding any other provision of this Plan, unless specifically determined by the Plan Administrator, each Award shall be structured to either be exempt or comply with Code Section 409A.
(j) Vesting and Repurchase Requirements. In the event that the Company has a right to repurchase Stock granted pursuant to an Award under this Plan upon the termination of a Participant’s Continuous Service, such repurchase rights must: (i) be for a repurchase price of not less the lower of (A) than the Fair Market Value of such Shares on the date that the Participant’s Continuous Service terminated, or (B) the original purchase price (if any) paid by the Participant for such Shares; (ii) be exercised within ninety days of the date that the Participant’s Continuous Service terminated; and (iii) lapse at the rate of at least twenty percent of the Shares of Stock per year over five years from the date right to receive such Award was first granted to the Participant (without regard to the date an Award was granted or otherwise became exercisable).
7. Tax Qualified Performance Awards.
(a) Covered Employees. A Committee, composed in compliance with the requirements of Code Section 162(m), in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 7 shall be applicable to such Award.
(b) Performance Criteria. If an Award is subject to this Section 7, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.”

One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (i) earnings per share; (ii) revenues or margins; (iii) cash flow; (iv) operating margin; (v) return on net assets, investment, capital, or equity; (vi) economic value added; (vii) direct contribution; (viii) net income; (ix) pretax earnings; (x) earnings before interest and taxes; (xi) earnings before interest, taxes, depreciation and amortization; (xii) earnings after interest expense and before extraordinary or special items; (xiii) operating income; (xiv) income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses that might be paid under any ongoing bonus plans of the Company; (xv) working capital; (xvi) management of fixed costs or variable costs; (xvii) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (xviii) total stockholder return; and (xix) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company.
The Committee shall exclude the impact of an event or occurrence that the Committee determines should appropriately be excluded, including without limitation: (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or (iii) a change in accounting standards required by generally accepted accounting principles.
(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period, as specified by the Committee. Performance goals shall be established not later than ninety days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).
(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 7, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 7. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.
(e) Committee Certification. No Participant shall receive any payment under this Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in this Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

8. Certain Provisions Applicable to Awards or Sales.
(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under this Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.
(b) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(g) of this Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.
(c) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).
(d) Code Section 409A. If and to the extent that the Plan Administrator believes that any Awards may constitute a “nonqualified deferred compensation plan” under Code Section 409A, the terms and conditions set forth in the Award Agreement for that Award shall be drafted in a manner that is intended to comply with, and shall be interpreted in a manner consistent with, the applicable requirements of Code Section 409A, unless otherwise agreed to in writing by the Participant and the Company.
(e) Financial Information. At least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Participant under this Plan. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure them access to equivalent information. Furthermore, the Company shall deliver to each Participant such disclosures as are required in accordance with Rule 701 under the Exchange Act.

9. Change in Control; Corporate Transaction.
(a) Change in Control. The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any Award, including upon the occurrence of a Change in Control. In addition, the Plan Administrator may provide in an Award Agreement that the performance goals relating to any Award will be deemed to have been met upon the occurrence of any Change in Control. In addition to the terms of preceding sentences, the effect of a “change in control” may be provided (i) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation, or severance with or from the Company or such Related Entity, or (ii) in the Award Agreement.
(b) Corporate Transactions. In the event of a Corporate Transaction, any surviving entity or acquiring entity or its parent (together, the “Surviving Entity”) may either: (i) assume any or all Awards outstanding under this Plan; (ii) continue any or all Awards outstanding under this Plan; or (iii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the shareholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any Surviving Entity does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not assumed, continued or substituted, then such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction); provided that the Plan Administrator provides the Participants reasonable notice of the termination of their Awards and a period of at least three business days to exercise the Awards (to the extent the Awards are exercisable).
The Plan Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either: (i) accelerate the vesting of any Awards (and, if applicable, the time at which such Awards may be exercised) in full or as to some percentage of the Award to a date prior to the effective time of such Corporate Transaction as the Plan Administrator shall determine (contingent upon the effectiveness of each Corporate Transaction); or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price). In the event that the Plan Administrator accelerates the vesting of any Award, the Plan Administrator shall provide the Participant whose Award has been accelerated notice of the vesting acceleration and a period of fifteen days from the date of the notice in which to exercise the Award.
Notwithstanding the foregoing, with respect to Restricted Stock and any other Award granted under this Plan where the Company has any forfeiture, reacquisition or repurchase rights, the forfeiture, reacquisition or repurchase rights for such Awards may be assigned by the Company to the Surviving Entity in connection with such Corporate Transaction. In the event any such rights are not continued or assigned to the Surviving Entity, then such rights shall lapse and the Award shall be fully vested as of the effective time of the Corporate Transaction. In addition, the Plan Administrator, in its discretion, may (but is not obligated to) provide that any forfeiture, reacquisition or repurchase rights held by the Company with respect to any such Awards shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).
(c) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and Shares subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock is still in Continuous Service.

10. General Provisions.
(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Plan Administrator, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the ninetieth day preceding the Change in Control.
(b) Limits on Transferability; Beneficiaries. Except as determined by the Plan Administrator, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.
(c) Adjustments.
(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as the Plan Administrator may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of shares of stock that are reserved for issuance in connection with Awards granted thereafter, (B) the number and kind of shares of stock by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of shares of stock subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, base price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.
(ii) Other Adjustments. The Plan Administrator (which shall be a Committee to the extent such authority is required to be exercised by a Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to performance goals) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Plan Administrator’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights or Performance Awards granted to Participants designated by the Plan Administrator as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under this Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company, any Related Entity and the Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Plan Administrator.
(e) Changes to this Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan, or any Committee’s authority to grant Awards under this Plan, without the consent of shareholders of the Company or Participants. Any amendment or alteration to this Plan shall be subject to the approval of the Company’s shareholders if such shareholder approval is deemed necessary and advisable by the Board. However, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuance or termination of this Plan may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Plan Administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such action may materially and adversely affect the rights of such Participant under such Award.
(f) Limitation on Rights Conferred Under Plan. Neither this Plan nor any action taken hereunder shall be construed as: (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time; (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and Employees; or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.
(g) Unfunded Status of Awards; Creation of Trusts. This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in this Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Plan Administrator may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under this Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of this Plan unless the Plan Administrator otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.
(h) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards that do not qualify under Code Section 162(m).

(i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Plan Administrator shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(j) Governing Law. The validity, construction and effect of this Plan, any rules and regulations under this Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Colorado without giving effect to principles of conflicts of laws, and applicable federal law.
(k) Plan Effective Date and Shareholder Approval; Termination of Plan. This Plan shall become effective on the Effective Date, subject to subsequent approval within twelve months of its adoption by the Board by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Applicable Laws. Awards may be granted prior and subject to shareholder approval, but may not be exercised or otherwise settled in the event shareholder approval is not obtained. This Plan shall terminate no later than ten years from the date of the later of (i) the Effective Date and (ii) the date an increase in the number of shares reserved for issuance under this Plan is approved by the Board (so long as such increase is also subsequently approved by the shareholders).

PROXY CARD
ELDORADO ARTESIAN SPRINGS, INC.
SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD AUGUST 26, 2008
The undersigned hereby constitutes, appoints and authorizes Douglas A. Larson or Kevin M. Sipple, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned’s shares of the $0.001 par value common stock of Eldorado Artesian Springs, Inc., a Colorado corporation, at the annual meeting of shareholders to be held at the Company’s executive offices located at 1783 Dogwood Street, Louisville, Colorado 80027 at 10:00 a.m., Mountain Daylight Time, on Tuesday, August 26, 2008 and at any and all adjournments thereof, for the following purposes:
1.	To elect five directors to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified:

☐	For all nominees listed below (except as marked to the contrary):
	Douglas A. Larson	Jeremy S. Martin	J. Ross Colbert
	Kevin M. Sipple	George J. Schmitt
(INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his or her name. If authority to vote for the election of any nominee is not withheld, the execution of this proxy card will be deemed to grant such authority.)
2.	To ratify the appointment of Ehrhardt Keefe Steiner & Hottman, PC as the Company’s independent registered public accountants for the fiscal year ending March 31, 2009.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To approve the 2008 Incentive Stock Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.
THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THIS PROXY CARD CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

Dated:

Signature(s)of Shareholder(s)
Signature(s) should agree with the name(s) shown hereof. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ELDORADO ARTESIAN SPRINGS, INC. PLEASE SIGN AND RETURN THIS PROXY CARD TO THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.